Exhibit 3.4

LLC-1 State of California Secretary of State LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION A $70.00 filing fee must accompany this form. IMPORTANT — Read instructions before completing this form.	File# 201029910029 FILED in the office of the Secretary of State of the State of California OCT 25 2010 This Space For Filing Use Only

ENTITY NAME (End the name with the words “Limited Liability Company,” or the abbreviations “LLC or “L.L.C.” The words “Limited” and “Company” may be abbreviated to “Ltd.” and “Co.,” respectively.)

1.   NAME OF LIMITED LIABILITY COMPANY

NP Auburn Development LLC

PURPOSE (The following statement is required by statute and should not be altered.)

2.         THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

INITIAL AGENT FOR SERVICE OF PROCESS (If the agent is an Individual, the agent must reside in California and both Items 3 and 4 must be completed. If the agent Is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 3 must be completed (leave Item 4 blank).

3.   NAME OF INITIAL AGENT FOR SERVICE OF PROCESS

CT Corporation System

4.	IF AN INDIVIDUAL, ADDRESS OF INITIAL AGENT FOR SERVICE OF PROCESS IN CALIFORNIA	CITY	STATE	ZIP CODE
CA

MANAGEMENT (Check only one)

5.   THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY:

☐ ONE MANAGER

☐ MORE THAN ONE MANAGER

☒ ALL LIMITED LIABILITY COMPANY MEMBER(S)

ADDITIONAL INFORMATION

6.         ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES. IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE.

EXECUTION

7.   I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

October 25, 2010	/s/ Kate Cregor
DATE	SIGNATURE OF ORGANIZER

Kate Cregor - Authorized Person
TYPE OR PRINT NAME OF ORGANIZER

LLC-1 (REV 04/2007)	APPROVED BY SECRETARY OF STATE

I hereby certify that the foregoing transcript of 1 page(s) is a full, true and correct copy of the original record in the custody of the California Secretary of State’s office.

Date:	FEB 01 2013
/s/ Debra Bowen
DEBRA BOWEN, Secretary of State